UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

WAYSIDE TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Industrial Way West, Suite 300, Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip Code)

732-389-8950

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

Wayside Technology Group, Inc. (the “Company”) held its annual meeting of stockholders on June 7, 2017. At such annual meeting, 4,504,953 shares of our common stock were represented either in person or by proxy, which is equal to 99.4% of our issued and outstanding common stock. At our annual meeting, the Company’s stockholders voted to (i) elect the five nominees named below to the Company’s Board of Directors, to serve until the next annual meeting of the stockholders and until their successors are elected and qualified; (ii) have an advisory vote to approve executive compensation of the Company’s Named Executive Officers; and (iii) ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for 2017.

Proposal 1: Election of Directors — The number of votes for, withheld and abstained from voting and all shares as to which brokers indicated that they did not have authority to vote with respect to each director nominee were as follows:

Nominee	Votes For	Votes Withheld	Votes Abstained	Broker Non- Votes

Simon F. Nynens	3,066,212	109,414	—	1,329,327

F. Duffield Meyercord	2,903,943	271,683	—	1,329,327

Mike Faith	2,907,951	267,675	—	1,329,327

Steve DeWindt	2,907,951	267,675	—	1,329,327

Diana Kurty	2,907,363	268,263	—	1,329,327

Proposal 2: Advisory Vote to Approve Executive Compensation of the Company’s Named Executive Officers— The final number of votes cast for, against or abstaining from voting and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,120,585	1,028,978	26,063	1,329,327

Proposal 3: Ratification of the Appointment of EisnerAmper LLP as the Company’s Independent Registered Public Accounting Firm for 2016 — The final number of votes cast for, against or abstaining from voting and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,313,532	43,034	148,387	—

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYSIDE TECHNOLOGY GROUP, INC.

Date: June 13, 2017	By:	/s/ Simon F. Nynens
	Name:	Simon F. Nynens
	Title:	Chief Executive Officer

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